UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 21, 2006
                                                          --------------

                                DLR FUNDING, INC.
                                ----------------
             (Exact name of registrant as specified in its charter).

          Nevada                    0-49880                      95-4643533
          ------                    -------                      ----------
(State or other jurisdiction      (Commission                  (IRS  Employer
    of  incorporation)            File Number)               Identification No.)

                         501 Main St, Windsor, Colorado              80550
                       ----------------------------------           -------
                    (Address of principal executive offices)      (Zip  Code)

                                  970-674-8778
                                  ------------
               Registrant's telephone number, including area code

                              DIGITAL SECURITY, INC
                              ---------------------
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section  4  -  Matters  Related  to  Accountants  and  Financial  Statements
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Item  4.01  Changes  in  Registrant's  Certifying  Accountant

Pursuant to a Board Resolution by Written Consent, the Registrant dismissed its independent auditor Jonathon P. Reuben, C.P.A of Torrance, California effective April 21, 2006 and engaged Kempisty & Company Certified Public Accountants, PC of New York, New York, as its independent auditor effective April 21, 2006.

Jonathon P. Reuben, C.P.A did not render any audit reports and or reviews for the Registrant.

On April 21, 2006, the Registrant engaged Kempisty & Company Certified Public Accountants, PC, of New York, New York, as the Registrant's independent auditor.

The Registrant had no relationship with Kempisty & Company Certified Public Accountants, PC., required to be reported pursuant to Regulation S-B Item 304(a)(2) during the previous 2 fiscal years, or the subsequent interim periods.

Exhibit  No.  Description  of  Exhibit
------------  -------------------------
16.1          Letter  from  Jonathon  P. Reuben,  C.P.A Re: Change in Certifying
              Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DLR  Funding,  Inc.
-------------------
 (Registrant)

April  26,  2006
----------------
Date

/s/David  Karst
---------------
David  Karst,  President


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